







xG Technology®

Bringing Live Video to Life

LD Micro Conference Dec. 4, 2018

NASDAQ: XGTI

Safe Harbor Statement

These materials have been prepared by xG Technology, Inc. ("xG" or the "Company") solely for use at the presentation and have not been independently verified. The information presented or contained in these materials is subject to change without notice. These materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, estimates and projections about us and our industry. The forward-looking statements are subject to various risks and uncertainties. The Company urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. These forward-looking statements, which reflect the Company's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of the Company to be materially different from the performance indicated or implied by such statements. Words such as "expects", anticipates", "believes", "intends", "plans", "hopes", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated in these forward-looking statements include, among others: progress, timing, cost, future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources, or patent protection for our products and commercialization activities; and other factors from time to time set forth in the Company's SEC reports, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in the Risk Factors contained in the Company's Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on April 2, 2018.

xG Technology®

IMT

vislink

At a Glance

NASDAQ: Ticker: Symbol - XGTI

162 employees (11/28/18)

Headquarters : Hackettstown, NJ

Broad IP portfolio: over 80 US and international patent matters covering key wireless areas.

Investor Highlights

- Price 11/28/18: $0.48
- 52 Week Range - $0.37 - $1.85
- Market Cap - $8 Million
- Shares Outstanding – 16.7 Million
- Warrants Outstanding – 11 Million
- Fiscal year end – 12/31/18
- Revenue FYE2017 – $48.6m

Website: www.xgtechnology.com

xG Technology®

IMT

vislink

Recent Acquisition History

- For most of its history, xG focused exclusively on developing and productizing its patented RF communications technologies, which allowed the deployment of secure mobile broadband networks in harsh and unpredictable environments.
- The company began investigating established acquisition candidates that could provide a broadened business base, complementary technology and existing revenue streams.
- Acquired IMT January 29, 2016; acquired Vislink February 2, 2017.
- IMT is handling all US-based IMT and Vislink operations, while Vislink is responsible for all RoW (rest-of-world) operations.
- xG operates IMT and Vislink as brands under the xG corporate umbrella. It has merged their product offerings and operations, while maintaining the strong brand identification that each entity has built.

✓ This acquisition strategy has allowed xG to diversify its portfolio, and repositioned it as a global leader in providing live wireless video solutions

xG Technology® IMT vislink

Highlights – Q3 2018

✓ xG Technology has strategically refocused efforts on instituting policies and practices necessary to cut costs, drive revenue, and achieve profitability.

- Appointed xG Technology co-founder Roger Branton as CEO, IMT Vislink President John Payne as COO.
- Achieved $8.2 million in annual savings from cost reductions, up from $7 million announced in Q2.
- Identified an additional $1.3 million in cost savings to be realized over the next year.
- Lined up additional M&A acquisition targets.
- **First public product display of IMT Vislink's joint collaboration with Panasonic pairing IMT Vislink's ultra**-low latency HCAM 4K camera system with Panasonic studio cameras.
- **Announced IMT Vislink's selection as Official Radio Frequency Broadcast Equipment Supplier to the Volvo** Ocean Race, the most challenging round-the-world yacht racing event.
- Entered into a partnership with Cogent Technologies, a leading Asian manufacturer of 4G, bonded cellular and wireless microwave products, giving Vislink sales exclusivity for all Cogent products outside China.
- Shifting the culture of the organization
  - Cash flow, Profitability
  - From a R&D mindset to a commercial mindset
- Launched TSM-2020 is our first Software based platform enabling us to move away from specialized hardware solutions.

xG Technology® IMT vislink

Market vertical

xG Technology, Inc.'s businesses are recognized as global leaders in live video communications, and are trusted suppliers to tier-1 customers in broadcast, sports & entertainment, and law enforcement/public safety/defense markets.



Broadcasting



Sports & Entertainment


HOUSTON

Law Enforcement/ Public Safety/Defense

xG Technology® IMT vislink

Global Presence and Revenue Base


USA
UAE
CHINA

+200,000 SYSTEMS DEPLOYED

+110 COUNTRIES SOLD INTO

+160 GLOBAL PARTNERS

xG Technology®

IMT

vislink

Tier-1 IMT and Vislink Customers

BROADCASTING

SPORTS AND ENTERTAINMENT

DEFENSE/PUBLIC SAFETY

xG Technology®

IMT

vislink

Volvo Ocean Race: Official RF Equipment Supplier

vislink

OFFICIAL SUPPLIER

VOLVO OCEAN RACE

ROUND THE WORLD



xG Technology®

IMT

vislink

MotoGP Racing Series: Official Equipment Supplier

vislink
RF SYSTEMS SUPPLIER
motoGP

DORNA



REPSOL
SHOEI
Allianz

xG Technology®

IMT

vislink

Hockey All-Star Game: RefCam Video Comms Provider

- 2016 Hockey All-Star Game
- 2017 ESPN CFL
- 2018 Michigan-Ohio State Football


REFCAM
Powered by IMT



IMTDragonFly

xG Technology®

IMT

vislink

Orange County Sheriff CA – Downlink mission critical tactical video

- Complete IMT/Vislink system
  - Tactical handhelds
  - Command Vehicles
  - Command Center



FLIR SYSTEMS
33°45.2781' N 117°59.6577' W
SPD 69 KTS HDG 304 °T
ALT 1107 FT
08/10/15
00:04:55
LRF L ARMED
HDIR
M WH
FOC MAN
EXP MAN
3 FT
LRF TARGET
GEOPOINT
INS NAV 0.03°
TRK COR
SLAVE READY

xG Technology® IMT vislink

IMT and Vislink Product - snapshot

Portable Systems



Aerial Systems


RF
CENTRAL

Satellite Systems



Antennas



Camera Systems



xG Technology®

IMT

vislink

New Products

- HCAM – Premium wireless camera system





Major event broadcasting
-Grammy awards
-Olympics
-Tier 1 event coverage

- Microlite – Value wireless camera system







Smaller event coverage
-Division 3 athletics
-Minor league fan cam
-Small churches

- IMTDragonFly – embedded solution





xG Technology®

IMT

vislink

New Product: newsnet®





Product

- Marks a transition from hardware centric to software
- Enables broadband IP wireless connectivity using Broadcasters licensed spectrum improving the workflow related to electronic news gathering.

Opportunity

- DoD & Broadcasters likely to require complete refit of existing equipment to facilitate sharing.
- IMT/Vislink is the main supplier of such equipment.
- $100m-$800m over 4 years



Talkback/IFB
Teleprompter
Live Cameras
NRCS
client access to
MAM
WiFi Devices
Sector
Studio
newsnet
Control
Server
Studio LAN

✓ Capitalizes on opportunities requiring DoD sharing

xG Technology®

IMT

vislink

Favorable Spectrum Regulatory Trends

- Broadcast spectrum incentive auction – Free up spectrum
  - Nearly 1,000 stations will be affected
  - FCC has also authorized rollout of **ATSC 3.0** (next-generation IP-based TV standard), allowing broadcasters to provide numerous enhanced services.
  - Both events create an est. $50 million+ market opportunity for IMT Vislink equipment upgrades (transmitters, antennas, RF components).
- FCC proposing new rules for more unlicensed spectrum
  - Provides access for an expanded customer base (Colleges, House of Worship, Streamers)

✓ Opportunity for IMT Vislink to capture substantial upgrade business from broadcasters




ATSC 3.0

5G

xG Technology®

IMT

vislink

Key Growth Trends in our Markets

- **Today's audiences want to experience events on**-demand, as they happen, and with high-quality video that immerses them in the action.
- Our market-leading solutions enable live video coverage used to entertain, inform and protect, for broadcast, sports & entertainment, and public safety applications.
- Broadcasted willingness to use Cloud compute to enable improved AI/ML driving workflows



Live Event Streaming



Esports



More engaging angles

xG Technology®

IMT

vislink

Alliances/Partnerships/Joint Ventures

- Signed a MOU with Cogent (Provider of bonded cellular products).
  - Will leverage our IMT/Vislink brand to sell into adjoining APAC regions. (6 months to revenue).
- Revitalizing Advent SATCOM product offering:
  - 5G Ka partnership (12-18months to revenue).
  - 5G Ku partnership (9-15months to revenue).




- Joint ventures
  - LTE equipment manufacturers
  - E-sports gaming
  - Artificial Intelligence and Machine Learning

xG Technology® IMT vislink

Growth Strategy

- Favorable Regulatory Trends
- Favorable Industry Trends
- Strategic Alliances
- Acquisitions

xG Technology®

IMT

vislink

Investment Summary

- Acquisition strategy has repositioned the company into an industry leader in live wireless video solutions.
- Have developed a proven template for identifying, acquiring and integrating new businesses.
- Company-**wide focus on "rightsizing" the business by cost cutting and reexamining each** product line.
- **Company's goal is to achieve EBITDA and cash flow profitability.**
- Recent product innovations and strategic partnerships further reinforce the company's reputation as an industry leader and creates opportunities to garner larger contracts.
- Positively positioned for growth including favorable regulatory trends, alliances, joint ventures and acquisitions.

xG Technology®

IMT

vislink

Questions

xG Technology®

IMT

vislink

For More Information

xG Technology
941-953-9035
www.xgtechnology.com
info@xgtechnology.com

Investor Relations – Core IR
John Marco
516-222-2560
johnm@coreir.com

xG Technology® IMT vislink

Industry Overview

- Broadcasting Market
  - We provide: microwave video systems to tier-1 network TV stations, OTA broadcasters, cable/Satellite news providers.
  - **Key drivers**: Electronic newsgathering (ENG) market is shifting towards IP-based connectivity; Sharp Increases in mobile video consumption and digital video content forecasted.
- Sports and Entertainment Market
  - We provide: wireless camera systems to professional & amateur sports teams, movie production companies, live video production service providers, system integrators, educational institutions.
  - **Key drivers**: Continued growth in 4K UHD content; consumer desire for anywhere-anytime live sports content; growing interest in immersive technologies, virtual reality (VR), augmented related (AR), 360-degree video technologies, e-sports production.
- Law Enforcement Market
  - We provide: surveillance and public safety solutions, miniaturized transmitters for drone and concealment applications, Airborne Video Downlink Systems for use by state and local agencies
  - **Key drivers**: Global defense spending is at its highest level since the end of the Cold War. Steady growth in video surveillance and airborne surveillance forecasted.



CAGR 2017-2022 50%
Mobile Video Consumption
CAGR 2016-2020 25.7%
Digital Video Content
CAGR 2017-2022 21%
4K UHD Content
CAGR 2018-2023 13%
Video Surveillance
CAGR 2017-2023 4.7%
Airborne Surveillance

xG Technology® IMT vislink

Slide #10 References

- Mobile Video Consumption: (50% CAGR by 2022 to 71 EB/month)
- Digital Video Content (25.7% CAGR 2016-2020 to $121.5 billion)
- 4K UHD Content (20.5% CAGR 2017-2022 to $133 billion)
- Video Surveillance (13% CAGR 2018-2023 to $68.3 billion)
- Airborne surveillance (4.7% CAGR 2017-2023 to $5.8 billion)

xG Technology®

IMT

vislink